Rule 497(e)

                                                             File Nos. 333-25289
                                                                       811-08183

                            SCHWAB SELECT ANNUITY(R)
           Issued by First Great-West Life & Annuity Insurance Company
                        Variable Annuity-1 Series Account

                Supplement dated March 31, 2005 to the Prospectus
              for the Schwab Select Annuity(R) dated April 30, 2004

Dear Schwab Select Annuity(R) Contract Owner:

Effective April 29, 2005 (the "Closing Date"), the Sub-Accounts investing in the following Portfolios will be closed to new Contributions and Transfers in:

Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares; Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares; AIM V.I. High Yield Fund - Series I Shares; Wells Fargo Advantage Multi Cap Value Fund; Federated American Leaders Fund II - Primary Shares; and Federated Capital Income Fund II - Primary Shares (collectively, the "Closed Portfolios").

"Closed to new Contributions and Transfers in" means you will not be able to allocate any amounts (either through initial Contribution, Transfers or additional Contribution) to the Closed Portfolios.

If you have given us allocation instructions for Contributions or other purposes (including systematic dollar cost averaging or period account value rebalancing under the rebalancer option) directing us to invest in the Sub-Accounts of the Closed Portfolios, you need to provide us with new instructions for amounts that would have otherwise been invested in the Sub-Accounts of the Closed Portfolios. If you do not provide new instructions, any scheduled Contributions to the Sub-Accounts of the Closed Funds will be allocated to the Schwab Money Market PortfolioTM Sub-Account.

If you have any amount in the Sub-Accounts that invest in the Closed Funds, you may (subject to the terms and conditions contained in the Prospectus) Transfer amounts out of the Closed Funds into other Sub-Accounts or maintain your current investment in the Closed Funds.

You may transfer amounts from the Sub-Account(s) of the Closed Portfolios by calling an annuity account representative at 1-800-838-0649, option 2, or in writing at Annuity Administration, PO Box 173921, Denver, CO 80217-3921. You may also use KeyTalk(R) at 1-800-838-0649, option 1, to elect a transfer from the Sub-Account(s) of the Closed Funds to another Portfolio Sub-Account.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options under your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

       This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2004.

                Please keep this supplement for future reference.